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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        June 12, 2000
                                                 ---------------------------



                         DYNAMICS RESEARCH CORPORATION
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            (Exact name of registrant as specified in its charter)



       Massachusetts                0-2479                 04-2211809

(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)        Identification No.)



                   60 Frontage Road, Andover, MA 01810-5498
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               (Address of principal executive offices) (ZipCode)


Registrant's telephone number:     (978) 475-9090
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.        Other Events.
               -------------

         On June 12, 2000, Dynamics Research Corporation entered into an amendment to the Loan and Security Agreement with its banks and an amendment to the Mortgage, Security Agreement and Assignment. A copy of the press release announcing the amendment is filed as an exhibit to the Form 8-K.

Item 7.        Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
Exhibits.
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(c)       Exhibits:
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          10.1  Press release issued by Dynamics Research Corporation on June
                21, 2000

          10.2 Second Amendment to the Loan and Security Agreement dated as of June 12, 2000 by and among Dynamics Research Corporation, certain of its subsidiaries, and Brown Brothers Harriman & Co., as Administrative Agent and as a Lender and First Massachusetts Bank, N.A., f/k/a/ Family Bank FSB, as Collateral Agent and as a Lender.

          10.3 Amendment to Mortgage Security Agreement and Assignment as of June 12, 2000 by and between Dynamics Research Corporation and First Massachusetts Bank, N.A., f/k/a/ Family Bank FSB, for itself and as collateral agent for the benefit of each of the lenders under the Loan and Security Agreement.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DYNAMICS RESEARCH CORPORATION


Date:  June 27, 2000        By:  /s/ David Keleher
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                             Name:  David Keleher
                             Title: Vice President of Finance and Chief
                                    Financial Officer

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                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:

     10.1  Press release issued by Dynamics Research Corporation on June
           21, 2000.

     10.2 Second Amendment to the Loan and Security Agreement dated as of June 12, 2000 by and among Dynamics Research Corporation, certain of its subsidiaries, Brown Brothers Harriman & Co., as Administrative Agent and as a Lender and First Massachusetts Bank, N.A., f/k/a/ Family Bank FSB, as Collateral Agent and as a Lender.

     10.3 Amendment to the Mortgage, Security Agreement and Assignment dated as of June 12, 2000 by and between Dynamics Research Corporation and First Massachusetts Bank, N.A., f/k/a/ Family Bank FSB, for itself and as Collateral Agent for the benefit of each of the lenders under the Loan and Security Agreement.